[JAPAN FUND LOGO]



The Japan Fund, Inc.

Class S

Supplement to the Currently Effective Prospectus
dated May 1, 2002
--------------------------------------------------------------------------------

The following information supplements the information included under the section entitled "The investment advisor":

A special meeting of the stockholders of the fund was held on August 27, 2002. At the meeting, the stockholders voted to approve a new Investment Advisory Agreement between the fund and Fidelity Management & Research Company ("FMR"), to be effective as of October 7, 2002.

The stockholders of the fund also approved a transitional investment management agreement between the fund and Deutsche Investment Management Americas, Inc., the fund's current investment advisor ("DeIM"), pursuant to which DeIM will continue to act as the fund's investment advisor until the transition of DeIM's investment advisory responsibilities to FMR is completed. The terms of the transitional investment management agreement between the fund and DeIM are substantially identical to the terms of the interim investment management agreement described below.

The following information supplements the information included under the section entitled "The subadvisor":

A special meeting of the stockholders of the fund was held on August 27, 2002. At the meeting, the stockholders voted to approve subadvisory agreements for the fund between FMR and FMR Co., Inc., FMR and Fidelity Management & Research (U.K.) Inc., FMR and Fidelity Management & Research (Far East) Inc. ("FMR Far East"), FMR and Fidelity International Investment Advisors ("FIIA"), FIIA and Fidelity Investments Japan Limited ("FIJ"), FIIA and Fidelity International Investment Advisors (U.K.) Limited, and FMR Far East and FIJ, to be effective as of October 7, 2002.

The stockholders of the fund also approved a transitional subadvisory agreement between DeIM and Deutsche Asset Management (Japan) Limited, the fund's current subadvisor ("DeAM Japan"), pursuant to which DeAM Japan will continue to act as the fund's subadvisor until the transition of DeIM's investment advisory responsibilities to FMR is completed. The terms of the transitional subadvisory agreement between DeIM and DeAM Japan are substantially identical to the terms of the interim subadvisory agreement described below.

The following information supplements the information included under the section entitled "The portfolio manager":

Effective October 7, 2002, when FMR becomes the investment advisor to the fund, Mr. Jay Talbot will be the portfolio manager and will be responsible for the day-to-day management of the fund. Since joining FMR in 1993, Mr. Talbot has worked as a senior equity analyst and portfolio manager.

The following people will continue to handle the day-to-day management of the fund, until the transition of DeIM's investment advisory responsibilities to FMR is completed.

The following information supplements the information included under the section entitled "Exchanging or Selling Shares":

The exchange privilege for The Japan Fund, Inc. will terminate as of the close of business on October 4, 2002. If you wish to exchange shares of The Japan Fund for shares of another fund in the Scudder Family of Funds, you must do so prior to the close of business on October 4, 2002.










August 28, 2002